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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      September 5, 2000 (August 18, 2000)
                      -----------------------------------




                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)

                TENNESSEE                   000-22217            62-1493316
     (State or other jurisdiction of       (Commission        (I.R.S. employer
     incorporation or organization)       File Number)       identification no.)

        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                      37215
(Address of principal executive offices)                          (Zip code)



                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

       Effective August 1, 2000, AmSurg Holdings, Inc. ("AmSurg"), a subsidiary of AmSurg Corp., purchased from American Surgery Centers of Alabama, Inc. ("PRG"), an Alabama corporation and subsidiary of Physicians Resource Group, Inc., PRG's 65% membership interest in The Southern Alabama Surgery Center, LLC, an Alabama limited liability company which operates a surgery center in Dothan, Alabama.

       Pursuant to the terms of the Acquisition Agreement, dated January 31, 2000, as amended, by and among AmSurg Corp., Physicians Resource Group, Inc. and other entities, AmSurg paid PRG a purchase price of $14,220,592 in cash. The cash used in the purchase transaction was provided primarily from borrowings under AmSurg Corp.'s revolving credit agreement with SunTrust Bank, Nashville, as agent. The consideration paid to PRG was determined through arm's-length negotiations between AmSurg Corp. and Physicians Resource Group, Inc.

ITEM 5.    OTHER EVENTS.

       Effective September 1, 2000, AmSurg sold 13% of its newly acquired membership interest to individual members of The Southern Alabama Surgery Center, LLC, under an option agreement, dated as of September 1, 2000, for an aggregate purchase price equivalent to the original purchase price paid to PRG for such ownership interests.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       It is impractical to provide at this time the financial statements and pro forma financial information required by Item 7(a) and 7(b) for the acquired business described above. The Company anticipates filing this information in an amendment to this Form 8-K on or prior to November 1, 2000.

(c)    Exhibits:

       2.1 Acquisition Agreement, dated January 31, 2000, as amended, by and among Physicians Resource Group, Inc., AmSurg Corp. and other entities (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated February 15, 2000, of Physicians Resource Group, Inc.)




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMSURG CORP.

                                    By: /s/  Claire M. Gulmi
                                        ----------------------------------------
                                        CLAIRE M. GULMI
                                        Senior Vice President and Chief
                                        Financial Officer (Principal Financial
                                        and Duly Authorized Officer)


Date:  September 5, 2000





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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                DESCRIPTION
  ------                                -----------

    2.1 Acquisition Agreement, dated January 31, 2000, as amended, by and among Physicians Resource Group, Inc., AmSurg Corp. and other entities (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, dated February 15, 2000, of Physicians Resource Group, Inc.)









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